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Exhibit 99.2

Supplemental Financial Information
For the three and twelve months ended December 31, 2013

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital Information and Market Capitalization	2
Changes in Total Common and Equivalent Shares/Units	3
Financial Data	4-10
Unaudited Pro Rata Statement of Operations	5-6
Notes to Unaudited Pro Rata Statement of Operations	7
Unaudited Pro Rata Balance Sheet	8
Supplemental FFO Information	9
Capital Expenditures	10
Operational Data	11-25
Sales Per Square Foot	11
Sales Per Square Foot by Property Ranking	12-16
Occupancy	17
Average Base Rent Per Square Foot	18
Cost of Occupancy	19
Percentage of Net Operating Income by State	20
Property Listing	21-24
Joint Venture List	25-26
Debt Tables	27-29
Debt Summary	27
Outstanding Debt by Maturity Date	28-29
Development Pipeline Forecast	30-31
Top Ten Tenants	32
Corporate Information	33

        This Supplemental Financial Information should be read in connection with the Company's fourth quarter 2013 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date February 4, 2014) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community/power shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of December 31, 2013, the Operating Partnership owned or had an ownership interest in 55 regional shopping centers and nine community/power shopping centers aggregating approximately 57 million square feet of gross leasable area ("GLA").

        The Company sold one regional shopping center, Rotterdam Square, on January 15, 2014, herein defined as the "2014 Disposition Center". Excluding the 2014 Disposition Center, the Company currently owns 54 regional shopping centers and nine community/power shopping centers aggregating approximately 56 million square feet. These 63 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The 2014 Disposition Center has been excluded from certain Non-GAAP operating measures at December 31, 2013, including Sales Per Square Foot, Occupancy, Average Base Rent Per Square Foot and Cost of Occupancy as well as our Property Listing.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information constituting forward-looking statements and includes expectations regarding the Company's future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2012, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	12/31/2013	12/31/2012	12/31/2011
	dollars in thousands, except per share data
Closing common stock price per share	$58.89	$58.30	$50.60
52 week high	$72.19	$62.83	$56.50
52 week low	$55.13	$49.67	$38.64
Shares outstanding at end of period
Class A non-participating convertible preferred units	184,304	184,304	208,640
Common shares and partnership units	150,673,110	147,601,848	143,178,521

Total common and equivalent shares/units outstanding	150,857,414	147,786,152	143,387,161

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,037,219	$6,620,507	$5,903,805
Equity market capitalization	8,883,993	8,615,933	7,255,390

Total market capitalization	$14,921,212	$15,236,440	$13,159,195

Leverage ratio(a)	40.5%	43.5%	44.9%

(a)
Debt as a percentage of total market capitalization.

Portfolio Capitalization at December 31, 2013

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2012	10,094,838	137,507,010	184,304	147,786,152

Conversion of partnership units to cash	(16,662)	—	—	(16,662)
Conversion of partnership units to common shares	(61,372)	61,372	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	200,000	60,021	—	260,021

Balance as of March 31, 2013	10,216,804	137,628,403	184,304	148,029,511

Conversion of partnership units to common shares	(595,493)	595,493	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	28,350	—	28,350
Common stock issued through ATM(a)	—	2,456,956	—	2,456,956

Balance as of June 30, 2013	9,621,311	140,709,202	184,304	150,514,817

Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	6,996	—	6,996

Balance as of September 30, 2013	9,621,311	140,716,198	184,304	150,521,813

Conversion of partnership units to cash	(784)	—	—	(784)
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	318,900	17,485	—	336,385

Balance as of December 31, 2013	9,939,427	140,733,683	184,304	150,857,414

(a)
During the second quarter of 2013, the Company issued 2,456,956 shares of common stock under its at-the-market ("ATM") program, in exchange for net proceeds of approximately $171.1 million.

        On the following pages, the Company presents its unaudited pro rata statement of operations and unaudited pro rata balance sheet reflecting the Company's proportionate ownership of each asset in its portfolio. The Company also reconciles net income attributable to the Company to funds from operations ("FFO") and FFO-diluted for the three and twelve months ended December 31, 2013.

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Three Months Ended December 31, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$155,618	$(10,034)	$145,584	$49,178	$194,762
Percentage rents	12,546	(804)	11,742	4,725	16,467
Tenant recoveries	89,915	(5,841)	84,074	23,562	107,636
Management Companies' revenues	9,001	—	9,001	—	9,001
Other income	15,057	(955)	14,102	6,334	20,436

Total revenues	282,137	(17,634)	264,503	83,799	348,302

Expenses:
Shopping center and operating expenses	89,161	(5,492)	83,669	27,265	110,934
Management Companies' operating expenses	24,459	—	24,459	—	24,459
REIT general and administrative expenses	9,099	—	9,099	—	9,099
Depreciation and amortization	93,132	(5,514)	87,618	20,396	108,014
Interest expense	47,588	(2,872)	44,716	17,330	62,046
Gain on extinguishment of debt, net	506	—	506	—	506

Total expenses	263,945	(13,878)	250,067	64,991	315,058
Equity in income of unconsolidated joint ventures	22,103	—	22,103	(22,103)	—
Co-venture expense	(2,633)	2,633	—	—	—
Income tax expense	(572)	—	(572)	—	(572)
(Loss) gain on remeasurement, sale or write down of assets, net	(39,131)	5,245	(33,886)	3,295	(30,591)

(Loss) income from continuing operations	(2,041)	4,122	2,081	—	2,081

Discontinued operations:
Gain on sale or write down of assets, net	152,269	—	152,269	—	152,269
Income from discontinued operations	561	—	561	—	561

Total income from discontinued operations	152,830	—	152,830	—	152,830

Net income	150,789	4,122	154,911	—	154,911
Less net income attributable to noncontrolling interests	5,911	4,122	10,033	—	10,033

Net income attributable to the Company	$144,878	$—	$144,878	$—	$144,878

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$144,878	$—	$144,878
Equity in income of unconsolidated joint ventures			(22,103)	22,103	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			10,033	—	10,033
Gain on remeasurement, sale or write down of assets, net			(118,532)	(3,295)	(121,827)
Gain on sale of undepreciated assets, net			308	169	477
Depreciation and amortization of all property			89,547	20,396	109,943
Depreciation on personal property			(2,678)	(202)	(2,880)

Total FFO—Basic and diluted			$101,453	$39,171	$140,624

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Twelve Months Ended December 31, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$578,113	$(35,802)	$542,311	$209,621	$751,932
Percentage rents	23,156	(1,322)	21,834	9,665	31,499
Tenant recoveries	337,772	(21,323)	316,449	103,085	419,534
Management Companies' revenues	40,192	—	40,192	—	40,192
Other income	50,242	(2,793)	47,449	22,981	70,430

Total revenues	1,029,475	(61,240)	968,235	345,352	1,313,587

Expenses:
Shopping center and operating expenses	329,795	(19,666)	310,129	116,406	426,535
Management Companies' operating expenses	93,461	—	93,461	—	93,461
REIT general and administrative expenses	27,772	—	27,772	—	27,772
Depreciation and amortization	357,165	(19,928)	337,237	86,866	424,103
Interest expense	197,247	(11,468)	185,779	69,224	255,003
Loss on extinguishment of debt, net	(1,432)	—	(1,432)	(352)	(1,784)

Total expenses	1,004,008	(51,062)	952,946	272,144	1,225,090
Equity in income of unconsolidated joint ventures	167,580	—	167,580	(167,580)	—
Co-venture expense	(8,864)	8,864	—	—	—
Income tax benefit	1,692	—	1,692	—	1,692
(Loss) gain on remeasurement, sale or write down of assets, net	(26,852)	2,082	(24,770)	94,372	69,602

Income from continuing operations	159,023	768	159,791	—	159,791

Discontinued operations:
Gain on sale or write down of assets, net	286,414	—	286,414	—	286,414
Income from discontinued operations	3,522	—	3,522	—	3,522

Total income from discontinued operations	289,936	—	289,936	—	289,936

Net income	448,959	768	449,727	—	449,727
Less net income attributable to noncontrolling interests	28,869	768	29,637	—	29,637

Net income attributable to the Company	$420,090	$—	$420,090	$—	$420,090

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$420,090	$—	$420,090
Equity in income of unconsolidated joint ventures			(167,580)	167,580	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			29,637		29,637
Gain on remeasurement, sale or write down of assets			(260,392)	(94,372)	(354,764)
Gain on sale of undepreciated assets, net			2,546	602	3,148
Depreciation and amortization of all property			354,497	86,866	441,363
Depreciation on personal property			(10,988)	(912)	(11,900)

Total FFO—Basic and diluted			$367,810	$159,764	$527,574

 The Macerich Company

Notes to Unaudited Pro Rata Statement of Operations

(1)
This represents the non-owned portion of consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

  FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO, as presented, may not be comparable to similarly titled measures reported by other real estate investment trusts.

  Management compensates for the limitations of FFO by providing investors with financial statements prepared according to GAAP, along with a detailed discussion of FFO and a reconciliation of FFO and FFO-diluted to net income attributable to the Company. Management believes that to further understand the Company's performance, FFO should be compared with the Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in the Company's consolidated financial statements.

 THE MACERICH COMPANY

UNAUDITED PRO RATA BALANCE SHEET

(Dollars in thousands)

	As of December 31, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
ASSETS:
Property, net(3)	$7,621,766	$(485,536)	$7,136,230	$2,152,835	$9,289,065
Cash and cash equivalents	69,715	(11,481)	58,234	44,080	102,314
Restricted cash	16,843	(350)	16,493	7,317	23,810
Tenant and other receivables, net	99,497	(27,747)	71,750	32,787	104,537
Deferred charges and other assets, net	533,058	(14,771)	518,287	62,612	580,899
Loans to unconsolidated joint ventures	2,756	—	2,756	—	2,756
Due from affiliates	30,132	396	30,528	(2,195)	28,333
Investments in unconsolidated joint ventures	701,483	—	701,483	(701,483)	—

Total assets	$9,075,250	$(539,489)	$8,535,761	$1,595,953	$10,131,714

LIABILITIES AND EQUITY:
Mortgage notes payable	$4,415,190	$(289,179)	$4,126,011	$1,749,939	$5,875,950
Bank and other notes payable	167,537	(6,268)	161,269	—	161,269
Accounts payable and accrued expenses	76,941	(4,680)	72,261	31,191	103,452
Other accrued liabilities	363,158	(35,221)	327,937	67,015	394,952
Distributions in excess of investment in unconsolidated joint ventures	252,192	—	252,192	(252,192)	—
Co-venture obligation	81,515	(81,515)	—	—	—

Total liabilities	5,356,533	(416,863)	4,939,670	1,595,953	6,535,623

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,407	—	1,407	—	1,407
Additional paid-in capital	3,906,148	—	3,906,148	—	3,906,148
Accumulated deficit	(548,806)	—	(548,806)	—	(548,806)

Total stockholders' equity	3,358,749	—	3,358,749	—	3,358,749
Noncontrolling interests	359,968	(122,626)	237,342	—	237,342

Total equity	3,718,717	(122,626)	3,596,091	—	3,596,091

Total liabilities and equity	$9,075,250	$(539,489)	$8,535,761	$1,595,953	$10,131,714

(1)
This represents the non-owned portion of the consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
Includes construction in progress of $216,274 from the Company's consolidated share and $185,592 from its pro rata share of unconsolidated joint ventures.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of December 31,
	2013	2012
	dollars in millions
Straight line rent receivable	$69.9	$67.1

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2013	2012	2013	2012
	dollars in millions
Lease termination fees	$0.6	$2.3	$5.0	$7.9
Straight line rental income	$2.2	$1.9	$8.1	$7.2
Gain on sales of undepreciated assets	$0.5	$0.8	$3.2	$0.8
Amortization of acquired above- and below-market leases	$2.3	$1.6	$8.7	$8.4
Amortization of debt premiums	$1.2	$2.4	$6.9	$2.1
Interest capitalized	$4.7	$3.7	$19.3	$14.9

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$591.6	$1,313.1	$314.6
Development, redevelopment, expansions and renovations of Centers	164.4	158.5	88.8
Tenant allowances	20.9	18.1	19.4
Deferred leasing charges	23.9	23.5	29.3

Total	$800.8	$1,513.2	$452.1

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$8.2	$5.1	$143.4
Development, redevelopment, expansions and renovations of Centers	118.8	79.6	37.7
Tenant allowances	8.1	6.4	8.4
Deferred leasing charges	3.3	4.2	4.9

Total	$138.4	$95.3	$194.4

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Regional Shopping Center Portfolio

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
12/31/2013(b)	$488	$717	$562
12/31/2012	$463	$629	$517
12/31/2011	$417	$597	$489
12/31/2010	$392	$468	$433
12/31/2009	$368	$440	$407

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

(b)
The 2014 Disposition Center is excluded at December 31, 2013.

Sales Per Square Foot

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

						Cost of Occupancy for the Trailing 12 Months Ended 12/31/2013 (c)		Outstanding Property Debt @ Pro Rata ($ in thousands) 12/31/2013 (e)
		Sales Per Square Foot		Occupancy
							% of Portfolio 2014 Forecast Pro Rata NOI (d)
Count	Properties	12/31/2013 (a)	12/31/2012 (a)	12/31/2013 (b)	12/31/2012 (b)

	Group 1: Top 10
1	Washington Square	$1,090	$909	92.2%	93.3%			$118,815
2	Queens Center	$1,038	$1,004	98.8%	97.3%			306,000
3	Biltmore Fashion Park	$927	$903	90.0%	87.6%			28,981
4	North Bridge, The Shops at	$906	$805	97.3%	90.1%			97,632
5	Corte Madera, Village at	$902	$882	97.8%	98.3%			38,287
6	Tysons Corner Center	$824	$820	98.2%	97.5%			423,190
7	Santa Monica Place	$734	$723	90.5%	94.3%			235,445
8	Broadway Plaza	$726	$657	87.1%	97.6%			69,486
9	Tucson La Encantada	$694	$673	92.2%	90.3%			72,870
10	Scottsdale Fashion Square	$694	$603	94.5%	95.1%			258,953

	Total Top 10:	$855	$793	95.0%	94.8%	13.6%	22.8%	$1,649,659

	Group 2: Top 11-20
11	Fashion Outlets of Chicago(f)	n/a	n/a	95.4%	n/a			54,830
12	Kings Plaza Shopping Center	$675	$680	95.9%	95.5%			490,548
13	Los Cerritos Center	$674	$682	97.3%	97.2%			98,015
14	Arrowhead Towne Center	$649	$635	96.8%	98.1%			236,028
15	Kierland Commons	$637	$641	97.2%	95.1%			67,500
16	Danbury Fair Mall	$636	$623	96.6%	96.9%			234,240
17	Freehold Raceway Mall	$619	$623	98.5%	95.1%			116,683
18	Twenty Ninth Street	$613	$588	95.7%	95.8%			—
19	Fresno Fashion Fair	$609	$630	96.8%	97.0%			158,781
20	Vintage Faire Mall	$594	$578	99.3%	99.1%			99,083

	Total Top 11-20:	$632	$629	97.0%	96.5%	12.8%	27.7%	$1,555,708

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

						Cost of Occupancy for the Trailing 12 Months Ended 12/31/2013 (c)		Outstanding Property Debt @ Pro Rata ($ in thousands) 12/31/2013 (e)
		Sales Per Square Foot		Occupancy
							% of Portfolio 2014 Forecast Pro Rata NOI (d)
Count	Properties	12/31/2013 (a)	12/31/2012 (a)	12/31/2013 (b)	12/31/2012 (b)
	Group 3: Top 21-30
21	Chandler Fashion Center	$567	$564	97.5%	96.7%			$100,200
22	Green Acres Mall(g)	$541	$535	93.4%	n/a			319,850
23	Fashion Outlets of Niagara Falls USA	$532	$571	94.6%	94.5%			124,030
24	West Acres	$527	$535	99.8%	97.1%			11,340
25	FlatIron Crossing	$525	$548	93.7%	89.4%			268,000
26	Stonewood Center	$522	$500	96.1%	99.4%			54,149
27	Victor Valley, Mall of	$509	$460	97.0%	93.7%			90,000
28	Deptford Mall	$505	$497	96.7%	99.3%			216,173
29	Oaks, The	$502	$505	97.2%	94.4%			214,239
30	SanTan Village Regional Center	$495	$477	96.7%	96.4%			115,984

	Total Top 21-30:	$524	$525	95.9%	95.1%	13.3%	22.6%	$1,513,965

	Group 4: Top 31-40
31	Valley River Center	$478	$496	98.2%	95.6%			120,000
32	South Plains Mall	$468	$469	88.3%	90.2%			99,833
33	Lakewood Center	$430	$412	97.5%	93.7%			127,500
34	Inland Center	$417	$399	97.9%	94.3%			25,000
35	Pacific View	$405	$419	98.7%	96.9%			135,835
36	Northgate Mall	$396	$387	97.9%	95.9%			64,000
37	La Cumbre Plaza	$396	$391	86.4%	79.7%			—
38	Eastland Mall	$395	$401	98.8%	99.5%			168,000
39	South Towne Center	$352	$374	88.9%	88.7%			—
40	Westside Pavilion	$348	$362	94.7%	95.8%			152,173

	Total Top 31-40:	$410	$413	95.1%	93.7%	14.6%	15.9%	$892,341

	Total Top 40:	$607	$592	95.8%	95.1%	13.4%	89.0%	$5,611,673

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

						Cost of Occupancy for the Trailing 12 Months Ended 12/31/2013 (c)		Outstanding Property Debt @ Pro Rata ($ in thousands) 12/31/2013 (e)
		Sales Per Square Foot		Occupancy
							% of Portfolio 2014 Forecast Pro Rata NOI (d)
Count	Properties	12/31/2013 (a)	12/31/2012 (a)	12/31/2013 (b)	12/31/2012 (b)

	Group 5: 41-54
41	Superstition Springs Center	$345	$334	96.9%	92.3%			$68,395
42	Towne Mall	$331	$320	86.4%	88.4%			22,996
43	Capitola Mall	$326	$327	85.3%	84.8%			—
44	NorthPark Mall	$313	$310	91.6%	89.0%			—
45	Flagstaff Mall	$310	$296	78.8%	89.7%			37,000
46	Cascade Mall	$298	$299	91.5%	92.8%			—
47	Wilton Mall	$296	$313	90.7%	95.7%			—
48	Valley Mall	$286	$266	95.4%	94.0%			42,155
49	Somersville Towne Center	$278	$287	73.2%	84.7%			—
50	Desert Sky Mall	$270	$263	89.2%	96.2%			—
51	Lake Square Mall	$251	$232	78.6%	86.4%			—
52	Great Northern Mall	$247	$263	95.5%	93.3%			35,484
53	SouthPark Mall	$228	$248	79.4%	86.9%			—
54	Paradise Valley Mall(h)	n/a	$287	n/a	88.2%			—

	Total 41-54:	$293	$292	88.6%	90.8%	12.3%	7.8%	$206,030

	Total Regional Shopping Centers	$562	$541	94.6%	94.2%	13.3%	96.8%	5,817,703

	Total Community / Power Centers:						2.8%	$56,599

	Other Non-mall Assets						0.4%	1,648

	TOTAL (Excluding the 2014 Disposition Center)						100.0%	$5,875,950

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

Count	Properties	Sales Per Square Foot 12/31/2012 (a)	Occupancy 12/31/2012 (b)	% of Portfolio 2012 Pro Rata NOI (i)

	2013 Disposition Centers
1	Chesterfield Towne Center	$361	91.9%
2	Fiesta Mall	$235	86.1%
3	Green Tree Mall	$400	91.2%
4	Kitsap Mall	$383	92.4%
5	Northridge Mall	$342	97.2%
6	Redmond Town Center	$361	89.2%
7	Redmond Town Center-Office	n/a	99.1%
8	Ridgmar Mall	$332	84.6%
9	Rimrock Mall	$424	92.0%
10	Salisbury, Centre at	$311	96.3%

10	Total 2013 Disposition Centers:	$348	92.1%

	2014 Disposition Center(j)
1	Rotterdam Square	$232	86.1%

11	TOTAL DISPOSITION CENTERS	$340	91.7%	9.3%

 The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes
(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under. Properties are ranked by Sales per square foot as of December 31, 2013.
(b)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(c)	Cost of Occupancy represents "Tenant Occupancy Costs" divided by "Tenant Sales". Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(d)	The percentage of portfolio 2014 Forecast Pro Rata Net Operating Income ("NOI") is based on guidance. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses and net Management Company expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.
(e)	Please see further disclosures for Outstanding Debt at pro rata on pages 27-29.
(f)	Fashion Outlets of Chicago opened August 1, 2013 and is included in "Group 2: Top 11 - 20" above based on our expectations for Sales per square foot at this property. See the Company's forward-looking statements disclosure on page 1 for factors that may affect this information.
(g)	The Company acquired Green Acres Mall in January 2013.
(h)	Tenant spaces have been intentionally held off the market and remain vacant because of redevelopment plans. As a result, the Company believes the Sales per square foot and Occupancy for the current period are not meaningful data.
(i)	The percentage of portfolio 2012 NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses and net Management Company expenses.
(j)	The Company sold one regional shopping center, Rotterdam Square, on January 15, 2014, defined as the "2014 Disposition Center".

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
12/31/2013(b)	93.9%	96.2%	94.6%
12/31/2012	93.4%	94.5%	93.8%
12/31/2011	92.8%	92.4%	92.7%

(a)
Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

(b)
The 2014 Disposition Center is excluded at December 31, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
12/31/2013	$44.51	$45.06	$40.00
12/31/2012	$40.98	$44.01	$38.00
12/31/2011	$38.80	$38.35	$35.84
Unconsolidated Joint Venture Centers
12/31/2013	$62.47	$63.44	$48.43
12/31/2012	$55.64	$55.72	$48.74
12/31/2011	$53.72	$50.00	$38.98
All Regional Shopping Centers
12/31/2013	$48.16	$49.09	$41.88
12/31/2012	$44.29	$46.78	$40.54
12/31/2011	$43.14	$42.04	$36.97

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. All joint venture amounts are included at pro rata. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants. The 2014 Disposition Center is excluded at December 31, 2013.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2013(a)	2012	2011
Consolidated Centers
Minimum rents	8.4%	8.1%	8.2%
Percentage rents	0.4%	0.4%	0.5%
Expense recoveries(b)	4.5%	4.2%	4.1%

Total	13.3%	12.7%	12.8%

	For Years Ended December 31,
	2013(a)	2012	2011
Unconsolidated Joint Venture Centers
Minimum rents	8.8%	8.9%	9.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.0%	3.9%	3.9%

Total	13.2%	13.2%	13.4%

	For Years Ended December 31,
	2013(a)	2012	2011
All Centers
Minimum rents	8.6%	8.4%	8.6%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.3%	4.0%	4.0%

Total	13.3%	12.8%	13.0%

(a)
The 2014 Disposition Center is excluded for the year ended December 31, 2013.

(b)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Percentage of Net Operating Income by State

State	% of Portfolio Forecast 2014 Pro Rata NOI(a)
California	28.0%
Arizona	18.8%
New York	15.8%
New Jersey & Connecticut	9.2%
Illinois, Indiana & Iowa	8.1%
Virginia	5.7%
Colorado	5.5%
Oregon	3.7%
Other(b)	5.2%

Total	100.0%

(a)
The percentage of portfolio 2014 Forecast Pro Rata NOI is based on guidance. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. NOI also does not reflect REIT expenses and net Management Company expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.

(b)
"Other" includes Florida, Kentucky, North Dakota, Texas, Utah and Washington.

The Macerich Company

Property Listing

December 31, 2013

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company. The table below excludes the 2014 Disposition Center.

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
	CONSOLIDATED CENTERS:
1	100%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2004	1,198,000
2	100%	Capitola Mall(c) Capitola, California	1977/1995	1988	586,000
3	50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,321,000
4	100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,272,000
5	100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,040,000
6	100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	891,000
7	100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,043,000
8	60%	Fashion Outlets of Chicago Rosemont, Illinois	2013/2013	—	528,000
9	100%	Fashion Outlets of Niagara Falls USA Niagara Falls, New York	1982/2011	2009	525,000
10	100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
11	100%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,435,000
12	50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,674,000
13	100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	967,000
14	100%	Great Northern Mall Clay, New York	1988/2005	—	895,000
15	100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2007	1,787,000
16	100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2002	1,195,000
17	100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	494,000
18	100%	Lake Square Mall Leesburg, Florida	1980/1998	1995	559,000
19	100%	Northgate Mall San Rafael, California	1964/1986	2010	720,000
20	100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
21	100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,142,000
22	100%	Pacific View Ventura, California	1965/1996	2001	1,021,000
23	100%	Santa Monica Place Santa Monica, California	1980/1999	2010	475,000
24	84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	999,000

The Macerich Company

Property Listing

December 31, 2013

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
25	100%	Somersville Towne Center Antioch, California	1966/1986	2004	348,000
26	100%	SouthPark Mall Moline, Illinois	1974/1998	1990	1,010,000
27	100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,129,000
28	100%	South Towne Center Sandy, Utah	1987/1997	1997	1,276,000
29	100%	Superstition Springs Center(c) Mesa, Arizona	1990/2002	2002	999,000
30	100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000
31	100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	243,000
32	100%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	854,000
33	100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	504,000
34	100%	Valley River Center Eugene, Oregon	1969/2006	2007	921,000
35	100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	579,000
36	100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,126,000
37	100%	Westside Pavilion Los Angeles, California	1985/1998	2007	755,000
38	100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	735,000

		Total Consolidated Centers			33,993,000

UNCONSOLIDATED JOINT VENTURE CENTERS:
39	50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	530,000
40	50%	Broadway Plaza(c) Walnut Creek, California	1951/1985	1994	776,000
41	51%	Cascade Mall Burlington, Washington	1989/1999	1998	592,000
42	50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	441,000
43	50%	Inland Center(c) San Bernardino, California	1966/2004	2004	933,000
44	50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	434,000
45	51%	Lakewood Center Lakewood, California	1953/1975	2008	2,066,000
46	51%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,309,000
47	50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	675,000
48	51%	Queens Center(c) Queens, New York	1973/1995	2004	971,000
49	50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,723,000

The Macerich Company

Property Listing

December 31, 2013

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
50	51%	Stonewood Center(c) Downey, California	1953/1997	1991	935,000
51	50%	Tysons Corner Center(c) McLean, Virginia	1968/2005	2005	1,957,000
52	51%	Washington Square Portland, Oregon	1974/1999	2005	1,443,000
53	19%	West Acres Fargo, North Dakota	1972/1986	2001	972,000

		Total Unconsolidated Joint Venture Centers			15,757,000

REGIONAL SHOPPING CENTER UNDER REDEVELOPMENT:
54	100%	Paradise Valley Mall(e) Phoenix, Arizona	1979/2002	2009	1,145,000

		Total Regional Shopping Centers			50,895,000

COMMUNITY / POWER CENTERS:
1	50%	Atlas Park, The Shops at(d) Queens, New York	2006/2011	2013	313,000
2	50%	Boulevard Shops(d) Chandler, Arizona	2001/2002	2004	185,000
3	67.5%	Camelback Colonnade(e) Phoenix, Arizona	1961/2002	1994	619,000
4	39.7%	Estrella Falls, The Market at(d) Goodyear, Arizona	2009/—	2009	242,000
5	100%	Panorama Mall(e) Panorama, California	1955/1979	2005	312,000
6	89.4%	Promenade at Casa Grande(e) Casa Grande, Arizona	2007/—	2009	909,000
7	100%	Southridge Center(e) Des Moines, Iowa	1975/1998	2013	811,000
8	100%	Superstition Springs Power Center(e) Mesa, Arizona	1990/2002	—	206,000
9	100%	The Marketplace at Flagstaff Mall(c)(e) Flagstaff, Arizona	2007/—	—	268,000

		Total Community / Power Centers			3,865,000

OTHER ASSETS:
	100%	Various(e)(f)			897,000
	100%	500 North Michigan Avenue(e) Chicago, Illinois			323,000
	50%	Atlas Park, The Shops at-Office(d) Queens, New York			68,000
	100%	Paradise Village Ground Leases(e) Phoenix, Arizona			58,000
	100%	Paradise Village Office Park II(e) Phoenix, Arizona			46,000
	50%	Scottsdale Fashion Square-Office(d) Scottsdale, Arizona			123,000
	50%	Tysons Corner Center-Office(c)(d) McLean, Virginia			173,000
	30%	Wilshire Boulevard(d) Santa Monica, California			40,000

		Total Other Assets			1,728,000

		Grand Total at December 31, 2013			56,488,000

The Macerich Company

Property Listing

December 31, 2013

(a)
The Company's ownership interest in this table reflects its legal ownership interest. See footnotes (a) and (b) on pages 25-26 regarding the legal versus economic ownership of joint venture entities.

(b)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of December 31, 2013.

(c)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 49 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(d)
Included in Unconsolidated Joint Venture Centers.

(e)
Included in Consolidated Centers.

(f)
The Company owns a portfolio of 14 stores located at shopping centers not owned by the Company. Of these 14 stores, four have been leased to Forever 21, one has been leased to Kohl's, one has been leased to Burlington Coat Factory, and eight have been leased for non-Anchor usage. With respect to nine of the 14 stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining five stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

 Joint Venture List

        The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of December 31, 2013.

Properties	12/31/2013 Legal Ownership(a)	12/31/2013 Economic Ownership(b)	Joint Venture	12/31/2013 Total GLA(c)
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	313,000
Atlas Park, The Shops at-Office	50%	50%	WMAP, L.L.C.	68,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	530,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	776,000
Camelback Colonnade(d)	67.5%	67.5%	Camelback Colonnade Associates LLC	619,000
Cascade Mall	51%	51%	Pacific Premier Retail LP	592,000
Chandler Fashion Center(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,321,000
Corte Madera, Village at	50.1%	50.1%	Corte Madera Village, LLC	441,000
Estrella Falls, The Market at(f)	39.7%	39.7%	The Market at Estrella Falls LLC	242,000
Fashion Outlets of Chicago(g)	60%	60%	Fashion Outlets of Chicago LLC	528,000
Freehold Raceway Mall(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,674,000
Inland Center	50%	50%	WM Inland LP	933,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	434,000
Lakewood Center	51%	51%	Pacific Premier Retail LP	2,066,000
Los Cerritos Center	51%	51%	Pacific Premier Retail LP	1,309,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	675,000
Promenade at Casa Grande(h)	89.4%	89.4%	WP Casa Grande Retail LLC	909,000
Queens Center	51%	51%	Queens JV LP	971,000
SanTan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	999,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,723,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	123,000
Stonewood Center	51%	51%	Pacific Premier Retail LP	935,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,957,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	173,000
Washington Square	51%	51%	Pacific Premier Retail LP	1,443,000
West Acres	19%	19%	West Acres Development, LLP	972,000
Wilshire Boulevard	30%	30%	Wilshire Building—Tenants in Common	40,000

(a)
This column reflects the Company's legal ownership in the listed properties as of December 31, 2013.
Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company's joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

(b)
Economic ownership represents the allocation of cash flow to the Company as of December 31, 2013, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company's economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.

(c)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of December 31, 2013.

(d)
Cash flow from operations is distributed 67.5% to the Company and 32.5% to the third-party members. Distributions from capital event proceeds are also made at these percentages such that the members receive a defined return of and return on agreed capital. Thereafter any excess capital event proceeds are distributed 52.5% to the Company and 47.5% to the third-party members.

(e)
The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; and, thereafter, 35% to the third-party partner and 65% to the Company.

(f)
Columns 1 and 2 reflect the Company's indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages. In addition, the Company has executed a joint and several guaranty of the mortgage for the property with its third-party partner. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(g)
After the third anniversary of substantial completion of the development, the Company in its sole discretion may elect to purchase the interest of the other member based on a net operating income formula using a 6.5% capitalization rate, less any unpaid debt on the property. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(h)
Columns 1 and 2 reflect the Company's total direct and indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of December 31, 2013
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$3,855,055	$432,225	$4,287,280
Unconsolidated debt	1,633,996	115,943	1,749,939

Total debt	$5,489,051	$548,168	$6,037,219
Weighted average interest rate	4.38%	2.57%	4.22%
Weighted average maturity (years)			5.9

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of December 31, 2013
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Great Northern Mall(b)	12/01/13	5.19%	$35,484	$—	$35,484
South Plains Mall	04/11/15	6.59%	99,833	—	99,833
Fresno Fashion Fair	08/01/15	6.76%	158,781	—	158,781
Camelback Colonnade(c)	10/12/15	2.16%	33,156	—	33,156
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Vintage Faire Mall	11/05/15	5.81%	99,083	—	99,083
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Prasada(d)	03/29/16	5.25%	6,269	—	6,269
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	42,155	—	42,155
Deptford Mall	06/01/16	6.46%	14,551	—	14,551
Freehold Raceway Mall(e)	01/01/18	4.20%	116,683	—	116,683
Santa Monica Place	01/03/18	2.99%	235,445	—	235,445
Arrowhead Towne Center	10/05/18	2.76%	236,028	—	236,028
SanTan Village Regional Center(f)	06/01/19	3.14%	115,984	—	115,984
Chandler Fashion Center(e)	07/01/19	3.77%	100,200	—	100,200
Kings Plaza Shopping Center	12/03/19	3.67%	490,548	—	490,548
Danbury Fair Mall	10/01/20	5.53%	234,240	—	234,240
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	124,030	—	124,030
FlatIron Crossing	01/05/21	3.90%	268,000	—	268,000
Green Acres Mall	02/03/21	3.61%	319,850	—	319,850
Tucson La Encantada	03/01/22	4.23%	72,870	—	72,870
Pacific View	04/01/22	4.08%	135,835	—	135,835
Oaks, The	06/05/22	4.14%	214,239	—	214,239
Westside Pavilion	10/01/22	4.49%	152,173	—	152,173
Towne Mall	11/01/22	4.48%	22,996	—	22,996
Deptford Mall	04/03/23	3.76%	201,622	—	201,622

Total Fixed Rate Debt for Consolidated Assets		4.29%	$3,855,055	$—	$3,855,055

Victor Valley, Mall of	11/06/14	2.73%	$—	$90,000	$90,000
Superstition Springs Center	10/28/16	2.00%	—	68,395	68,395
Northgate Mall	03/01/17	3.04%	—	64,000	64,000
Fashion Outlets of Chicago(g)(h)	03/05/17	2.96%	—	54,830	54,830
The Macerich Partnership, L.P.—Line of Credit	08/06/18	1.85%	—	30,000	30,000
The Macerich Partnership, L.P.—Term Loan	12/08/18	2.51%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		2.56%	$—	$432,225	$432,225

Total Debt for Consolidated Assets		4.12%	$3,855,055	$432,225	$4,287,280

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of December 31, 2013
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Biltmore Fashion Park (50%)	10/01/14	8.25%	$28,981	$—	$28,981
Lakewood Center (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	69,486	—	69,486
Washington Square (51%)	01/01/16	6.04%	118,815	—	118,815
North Bridge, The Shops at (50%)	06/15/16	7.52%	97,632	—	97,632
West Acres (19%)	10/01/16	6.41%	11,340	—	11,340
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	38,287	—	38,287
Stonewood Center (51%)	11/01/17	4.67%	54,149	—	54,149
Los Cerritos Center (51%)	07/01/18	4.50%	98,015	—	98,015
Scottsdale Fashion Square (50%)	04/03/23	3.02%	258,953	—	258,953
Tysons Corner Center (50%)	01/01/24	4.13%	423,190	—	423,190
Queens Center (51%)	01/01/25	3.65%	306,000	—	306,000
Wilshire Boulevard (30%)	01/01/33	6.35%	1,648	—	1,648

Total Fixed Rate Debt for Unconsolidated Assets		4.60%	$1,633,996	$—	$1,633,996

Estrella Falls, The Market at (39.7%)	06/01/15	3.13%	$—	$13,310	$13,310
Inland Center (50%)	04/01/16	3.42%	—	25,000	25,000
Kierland Commons (50%)(h)	01/02/18	2.26%	—	67,500	67,500
Boulevard Shops (50%)(h)	12/16/18	2.05%	—	10,133	10,133

Total Floating Rate Debt for Unconsolidated Assets		2.59%	$—	$115,943	$115,943

Total Debt for Unconsolidated Assets		4.46%	$1,633,996	$115,943	$1,749,939

Total Debt		4.22%	$5,489,051	$548,168	$6,037,219

Percentage to Total			90.92%	9.08%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
The Company is currently negotiating the terms of extension with the lender.

(c)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 67.5%.

(d)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.0%.

(e)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(f)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(g)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 60.0%.

(h)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of December 31, 2013

In-Process Developments and Redevelopments:

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 12/31/2013	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

Fashion Outlets of Niagara Falls Niagara Falls, NY	Expansion of existing outlet center—Adding 175,000 square feet of new space to existing 525,000 square foot center	$75	100%	$75	$17	4Q14 - 1Q15	9%
Tysons Corner McLean, VA	Mixed-use expansion/densification—Constructing office (500,000 square feet), multifamily (430 units) and hotel (300-room Hyatt Regency) components immediately adjacent to Tysons Corner Center, all of which will be served by the expanded METRO line (opening Spring-14) and tied together by a 1.5-acre plaza	* Office: $228 * Hotel: $136 * Multifamily: $160	50%	* Office: $114 * Hotel: $68 * Multifamily: $80	* Office: $62 * Hotel: $25 * Multifamily: $38	* Office: 3Q14 * Hotel: 1Q15 * Multifamily: 1Q15	8%

		Total: $524		Total: $262	Total: $125
Broadway Plaza Walnut Creek, CA	Expansion of existing open air center adding 235,000 sf (net) of new shop space to existing 776,000 sf center which is currently anchored by Nordstrom, Neiman Marcus and Macy's. New space created by construction of a more efficient parking structure and the consolidation of stand-alone Macy's Men's Store into a single larger Macy's box. Phase I encompasses demolition of 80,000 sf of existing retail space and construction of 240,000 sf of new retail space for a net increase of 160,000 sf. Phase 2 involves demolition of the existing Macy's Men's building and construction of 75,000 sf of new retail space for a total increase of 235,000 sf of small stores.	* Phase 1 : $230 * Phase 2 : $30	50%	* Phase 1 : $115 * Phase 2 : $15	* Phase 1 : $8 * Phase 2 : $0	* 25% 4Q15 * 50% 2Q16 * 25% 2Q17	9%

		Total: $260		Total: $130	Total: $8
Santa Monica Place Santa Monica, CA	Movie theater addition—Adding a 48,000 square foot state-of-art, 14-screen Arclight Cinema to the third level/Dining Deck of center	$27	100%	$27	$2	3Q15	8%

Total In-Process		$886		$494	$152

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of December 31, 2013

Shadow Pipeline of Developments and Redevelopments(d):

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 12/31/2013	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

Estrella Falls Mall Goodyear, AZ	Ground up—850,000 square foot regional shopping center development	$200 - $230	86.6%	$173 - $199	$33	2016 - 2017	TBD
Green Acres Mall Valley Stream, NY	Big box addition of 340,000 square feet	$115 - $120	100%	$115 - $120	$23	Fall 2016	10% - 11%
Kings Plaza Shopping Center Brooklyn, NY	Major remerchandising and redemising	$90 - $100	100%	$90 - $100	$2	2016	8% - 9%
Los Cerritos Center Cerritos, CA	200,000 square foot redevelopment, including a Dick's Sporting Goods and a theater	$50 - $60	51%	$25 - $30	$0	November 2015	8%
500 N. Michigan Ave (contiguous to The Shops at North Bridge) Chicago, IL	25,000 square foot redevelopment/street retail	$15 - $20	100%	$15 - $20	$1	2015 - 2016	10% - 12%
Paradise Valley Mall Phoenix, AZ	Redevelopment (size TBD), including a theater	TBD	100%	TBD	$0	2015 - 2017	TBD
Scottsdale Fashion Square Scottsdale, AZ	135,000 square foot redevelopment, including a Dick's Sporting Goods and a theater	$30 - $35	50%	$15 - $18	$0	April 2015	9%

Total Shadow		$500 - $565		$433 - $487	$59

(a)
Much of this information is estimated and may change from time to time. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.

(b)
This excludes GAAP allocations of non-cash and indirect costs.

(c)
Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non-cash and indirect costs.

(d)
This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. Stabilized Yields are expected to be 8% to 12%. There is no certainty that the Company will develop any or all of these potential projects.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Top Ten Tenants

The following retailers (including their subsidiaries) represent the 10 largest rent payers in the Centers based upon total rents in place as of December 31, 2013. The 2014 Disposition Center is excluded from the table below:

Parent Entity	Primary DBA's	Number of Locations in the Portfolio	% of Total Rents(1)
L Brands	Victoria's Secret, Bath and Body Works, PINK	100	2.6%
Forever 21, Inc.	Forever 21, XXI Forever, For Love 21	39	2.4%
Gap, Inc., The	Athleta, Banana Republic, The Gap, Gap Kids, Old Navy and others	64	2.3%
Foot Locker, Inc.	Champs Sports, Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline, Foot Action USA, House of Hoops	100	1.8%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods	12	1.3%
Sears Holdings Corporation	Sears	30	1.3%
Abercrombie & Fitch Co.	Abercrombie & Fitch, Hollister and others	48	1.2%
Luxottica Group S.P.A.	Ilori, LensCrafters, Oakley, Optical Shop of Aspen, Sunglass Hut and others	105	1.2%
Best Buy Co., Inc.	Best Buy, Best Buy Mobile	26	1.1%
Nordstrom, Inc.	Nordstrom, Last Chance, Nordstrom Rack, Nordstrom Spa, Nordstrom Expresso Bar	16	1.1%

(1)
Total rents include minimum rents and percentage rents

 The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange
Symbol: MAC

        The following table shows high and low sales prices per share of common stock during each quarter in 2013, 2012 and 2011 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2011	$50.80	$45.69	$0.50
June 30, 2011	$54.65	$47.32	$0.50
September 30, 2011	$56.50	$41.96	$0.50
December 31, 2011	$51.30	$38.64	$0.55
March 31, 2012	$58.08	$49.67	$0.55
June 30, 2012	$62.83	$54.37	$0.55
September 30, 2012	$61.80	$56.02	$0.55
December 31, 2012	$60.03	$54.32	$0.58
March 31, 2013	$64.47	$57.66	$0.58
June 30, 2013	$72.19	$56.68	$0.58
September 30, 2013	$66.12	$55.19	$0.58
December 31, 2013	$60.76	$55.13	$0.62

Dividend Reinvestment Plan

        Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842-3170 800-567-0169 www.computershare.com

Macerich Website

        For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 310-899-6366 jean.wood@macerich.com	John Perry Senior Vice President, Investor Relations Phone: 310-899-6345 john.perry@macerich.com

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
The Macerich Company Notes to Unaudited Pro Rata Statement of Operations
THE MACERICH COMPANY UNAUDITED PRO RATA BALANCE SHEET (Dollars in thousands)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental FFO Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Regional Shopping Center Portfolio Sales Per Square Foot(a)
Sales Per Square Foot
The Macerich Company Notes to Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Percentage of Net Operating Income by State
The Macerich Company Property Listing December 31, 2013
Joint Venture List
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (unaudited) Top Ten Tenants
The Macerich Company Corporate Information